Restricted cash	12 Months Ended
Dec. 31, 2021
Restricted Cash [Abstract]
Restricted cash
6.	Restricted cash
Restricted cash mainly represents the cash proceeds from the exercise of share options by the Group’s employee, executives and directors held in a bank account which have yet to be transmitted to them.

	As of December 31,
	2020	2021
Restricted cash for exercise of share options to be transmitted to employees	491	171
Cash deposit held in designated bank account	20	—

Total restricted cash	511	171